UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 18, 2012

Ares Commercial Real Estate Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two North LaSalle Street, Suite 925, Chicago, IL	60602
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 324-5900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

Capital One Facility

On May 18, 2012, ACRC Lender One LLC (“Lender One”), a wholly owned subsidiary of Ares Commercial Real Estate Corporation (the “Registrant”), entered into a $50 million secured funding facility (the “Capital One Facility”) with Capital One, National Association (“Capital One”), as lender, and the Registrant, as guarantor.  The Capital One Facility will be used for originating qualifying senior commercial mortgage loans.

Under the Capital One Facility, Lender One may borrow up to an aggregate principal amount of $50 million on a revolving basis in the form of individual loans evidenced by individual notes (each, an “Individual Loan”).  Each Individual Loan will be secured by an underlying loan originated by Lender One or an affiliate of Lender One.  Amounts outstanding under each Individual Loan will accrue interest at a per annum rate equal to LIBOR plus a spread ranging between 2.50% and 4.00%.  Lender One may request Individual Loans under the Capital One Facility through and including May 18, 2014, subject to successive 12-month extension options at Capital One’s discretion.  The maturity date of each Individual Loan will be the same as the maturity date of the underlying loan that secures such Individual Loan.

The Capital One Facility imposes certain negative covenants and other financial and operating covenants upon the Registrant, including the following: (a) maintaining a ratio of debt to tangible net worth of not more than 3.0 to 1, (b) maintaining a tangible net worth of at least the sum of (1) 80% of the Registrant’s tangible net worth as of May 1, 2012, plus (2) 80% of the net proceeds received from all subsequent equity issuances by the Registrant, (c) maintaining a total liquidity in excess of the greater of (1) 5% of the Registrant’s tangible net worth or (2) $20.0 million, and (d) maintaining a fixed charge coverage ratio (expressed as the ratio of EBITDA to fixed charges) of at least 1.5 to 1.

The foregoing description of the Capital One Facility is only a summary of certain material provisions of the agreements governing the Capital One Facility and is qualified in its entirety by reference to a copy of such agreements, which are filed herewith as Exhibits 10.1 and 10.2 and by this reference incorporated herein.

Wells Fargo Facility

On May 22, 2012, ACRC Lender W LLC (“Lender W”), a wholly owned subsidiary of the Registrant, amended its secured funding facility with Wells Fargo Bank, National Association (“Wells Fargo”), as lender, and the Registrant, as guarantor (as amended, the “Wells Fargo Facility”) to, among other things, increase the size of the facility from $75 million to $172.45 million.  In connection with the amendment, the Registrant entered into a substitute Guarantee Agreement with respect to the obligations of Lender W.

The substitute Guarantee Agreement imposes certain negative covenants and other financial and operating covenants upon the Registrant, including the following: (a) maintaining a ratio of total debt to total assets of not more than 75%, (b) maintaining liquidity in an amount not less than the greater of (1) 5% of the Registrant’s tangible net worth or (2) $20 million, (c) maintaining a fixed charge coverage ratio (expressed as the ratio of EBITDA to fixed charges) of at least 1.5 to 1, and (d) maintaining a tangible net worth of at least the sum of (1) $135.52 million, plus (2) 80% of the net proceeds raised in all subsequent equity offerings.  In addition, certain change of control events regarding the Registrant constitute an event of default under the Wells Fargo Facility, and the amendment of the management agreement without prior lender consent is no longer an event of default under the Wells Fargo Facility.

The foregoing description is only a summary of certain material provisions of the agreements governing the Wells Fargo Facility, as amended, and is qualified in its entirety by reference to a copy of such agreements, which are filed herewith as Exhibits 10.3 and 10.4 and by this reference incorporated herein.

On May 24, 2012, the Registrant issued a press release announcing, among other things, that it had entered into the Capital One Facility and increased the Wells Fargo Facility.  A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference. The information disclosed in and pursuant to this paragraph, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 2.03                  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01                  Financial Statements and Exhibits.

(d)                              Exhibits:

Exhibit Number	Exhibit Description
10.1

Master Revolving Line of Credit Loan Agreement, dated as of May 18, 2012, among ACRC Lender One LLC, as borrower, Ares Commercial Real Estate Corporation, as guarantor, and Capital One, National Association, as lender.

Exhibit Number	Exhibit Description
10.2	Guaranty Agreement, dated as of May 18, 2012, by Ares Commercial Real Estate Corporation, as guarantor, for the benefit of Capital One, National Association, as lender.

10.3

Amendment No.1 to Master Repurchase and Securities Contract, dated as of May 22, 2012, among ACRC Lender W LLC, as seller, ACRC Holdings LLC, as original guarantor, Ares Commercial Real Estate Corporation, as new guarantor, and Wells Fargo Bank, National Association, as buyer.

10.4	Guarantee Agreement, dated as of May 22, 2012, by Ares Commercial Real Estate Corporation, as guarantor, in favor of Wells Fargo Bank, National Association, as buyer.

99.1	Press Release, dated May 24, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 24, 2012

ARES COMMERCIAL REAL ESTATE CORPORATION

By:	/s/ Richard S. Davis
Richard S. Davis
Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Description
10.1

Master Revolving Line of Credit Loan Agreement, dated as of May 18, 2012, among ACRC Lender One LLC, as borrower, Ares Commercial Real Estate Corporation, as guarantor, and Capital One, National Association, as lender.

10.2	Guaranty Agreement, dated as of May 18, 2012, by Ares Commercial Real Estate Corporation, as guarantor, for the benefit of Capital One, National Association, as lender.

10.3

Amendment No.1 to Master Repurchase and Securities Contract, dated as of May 22, 2012, among ACRC Lender W LLC, as seller, ACRC Holdings LLC, as original guarantor, Ares Commercial Real Estate Corporation, as new guarantor, and Wells Fargo Bank, National Association, as buyer.

10.4	Guarantee Agreement, dated as of May 22, 2012, by Ares Commercial Real Estate Corporation, as guarantor, in favor of Wells Fargo Bank, National Association, as buyer.

99.1	Press Release, dated May 24, 2012.